Exhibit 99.2 Restoring Balance. Renewing Life. Corporate Presentation June 2023

Safe Harbor and Legal Disclaimers This presentation may contain “forward-looking statements” of Akero Therapeutics, Inc. (“we,” “us,” “our,” “Akero” or the “Company”) within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to current express or implied beliefs, expectations and assumptions regarding: the future of our business; future plans and strategies, including our expectations around the therapeutic potential and clinical benefits of Efruxifermin (“EFX”), including in combination with GLP-1 receptor agonist therapies; our development plans for EFX, including our belief in the unique potential of EFX as a foundational NASH therapy; our preclinical and clinical results, including our safety/tolerability, laboratory measures and histology data from our Phase 2a BALANCED study, Phase 2b HARMONY study, and the Cohort D expansion of our Phase 2b SYMMETRY study; the potential benefits resulting from the PRIME, Breakthrough Therapy and Fast Track designations of EFX; the Phase 2b SYMMETRY study, including the Cohort D expansion and expected timing to report preliminary results, and other related milestones; the SYNCHRONY Phase 3 program, including the SYNCHRONY Histology and SYNCHRONY Real-World studies and design of trials and expected timing thereof; the availability of a new drug product formulation to support Phase 3 clinical trials; risks related to the competitive landscape; the timing and potential benefits of our regulatory interactions; our use of capital, expenses and other future financial results, including the expected cash runway; and the potential impact of COVID-19 on strategy, our employees, supply chain, future operations and clinical trials. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by law, we assume no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), as well as discussions of potential risks, uncertainties, and other important factors in our other subsequent filings with the SEC. All information in this presentation is as of the date hereof, and we undertake no duty to update this information unless required by law. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source. ©2023 AKERO THERAPEUTICS. 2

Corporate Highlights

akero

1 Potential First-in-Class & Best-in-Class NASH Drug

- Substantial potential market opportunity
- Differentiated mechanism of action
- Strongest reported efficacy data among FGF21s, including:
  - Fibrosis improvement
  - NASH Resolution
  - Improved glycemic control

Ph3 SYNCHRONY program announced

2 Building Momentum Toward Phase 3 Pivotal Trials

- Two parallel Phase 2b trials underway
  - HARMONY (F2-F3)
  - SYMMETRY (F4, compensated)
- Regulatory designations
  - Breakthrough Therapy (US FDA)
  - Fast Track (US FDA)
  - PRIME (European EMA)
- Commercial product-device for Ph3

SYMMETRY readout expected 4Q'23

3 Experienced & Validated Team with Substantial Resources

- Involved in 20+ FDA approvals
- ~$660M cash, cash equivalents and short-term marketable securities on hand as of June 2, 2023, including proceeds in April and May from the ATM and a Registered Direct offering.

Cash runway into 2026

©2023 AKERO THERAPEUTICS.

3

Extensive Development and Commercialization Experience Involved in 20+ Medicine Approvals



Andrew Cheng, MD, PhD | President & CEO

- 19 years at Gilead
- Chief Medical Officer & HIV Division Head
- Major role in 11 NDA/MAA approvals



Kitty Yale | Chief Development Officer

- Over 25 years at Gilead, Roche, Pfizer
- VP, Gilead Worldwide Clinical Operations
- Major role in 8 global approvals NDA, MAA, JNDA and CFDA



Tim Rolph, D.Phil | Co-Founder & Chief Scientific Officer

- Over 30 years at Pfizer & Glaxo
- CSO of Pfizer's cardiovascular and metabolic disease unit
- Head of Groton & UK Discovery Research, Pfizer
- Major role in discovery and early clinical evaluation of two medicines: Selzentry (HIV) and Steglatro (Diabetes)



Patrick Lamy | SVP, Commercial Strategy

- Over 20 years of commercial experience at Gilead, Iovance and other small biotech
- Most Recently, VP Commercial at Iovance
- Five product launches is liver disease including global launch lead for Gilead's HCV franchise



Jonathan Young, PhD, JD | Co-Founder & COO

- Over 15 years in biotechnology product development, law and regulatory policy
- General Counsel and VP Policy, Braeburn
- Partner and General Counsel, FoxKiser



William White | CFO & Head of Corporate Development

- 18 years in life sciences investment banking at Goldman Sachs, Citigroup and Deutsche Bank
- Most recently, Head of US Life Sciences Investment Banking at Deutsche Bank
- Advised on more than $70bn in M&A and $25bn in financing transactions

©2023 AKERO THERAPEUTICS.

4

Providing a Potentially Effective Treatment for NASH Reducing liver fat Achieving >10% weight is critical to remove loss is challenging for disease driver patients who are obese Peripheral fat Insulin resistance and is the largest source of Type 2 Diabetes drives liver fat in patients with liver caloric burden NASH Reversing fibrosis Dyslipidemia drives 30 Million is key to avoiding cardiovascular disease, the #1 US patients with NASH transplant, cancer, death cause of mortality in the US expected by 2030 ©2023 AKERO THERAPEUTICS. 5

EFX Engineering Potentially Optimal for NASH Efficacy, With Convenient Once-weekly Dosing


Fc
Fc
Linker
N terminus
C terminus
L98R
P171G
A180E
FGF21
FGF21
βKlotho
FGFR
βKlotho

Key attributes

- Akero proprietary Fc-FGF21, Point mutations
- Increases half-life from < **2 hours** to ~**3 days**
- **High affinity** for β-Klotho
- Better translation to **human** pharmacology
- **Balanced potency** at FGFR1c, 2c, 3c
- **Inactive** at FGFR4

Stanislaus, S *et al.* (2017) *Endocrinology* 158(5): 1314-27; Lee, S *et al.* (2018) *Nature* 553: 501-505; Kharitonenkov, A *et al.* (2007) Endocrinology 148(2)774-781

©2023 AKERO THERAPEUTICS.

6

EFX Acts on Two Major Sources of Liver Fat With Potential for Optimal Reduction Sources of Fat Flowing into and Acting on both hepatic and peripheral sources of liver Through Liver for Patients with NASH fat is key to optimizing liver fat reduction Dietary Fat Source of Liver Fat FGF Receptor EFX Activity (10-20%) Adipose Tissue: Lipolysis Lipolysis FGFR1c Liver: ü (40-50%) De Novo FGFR1c Lipogenesis (30-40%) FGFR2c, 3c FGFR2c De Novo Lipogenesis ü FGFR3c ©2023 AKERO THERAPEUTICS. 7

EFX Direct And Indirect Anti-fibrotic Effects Pathogenesis of Fibrosis Hepatocyte Stress & Death Kupffer Cell Activation Myofibroblast Differentiation Fibrogenesis EFX Anti-Fibrotic Activity Bao, L et al. (2018) Br J Pharmacol 175:3379-3393; Fisher, FM et al. (2014) Gastroenterology 147:1073-1083.e6; Jimenez, V et al. (2018) EMBO Mol Med 10:e8791; Lee, JH et al. (2016) *Cited literature available on company website Am J Transl Res 8:4750-4763; Sanyal, A et al. (2018) Lancet 392:2705-2717; Le, CT et al. (2018) PLOS one 13:e0192146; Xu, P et al. (2016) Toxicol Appl Pharmacol 290:43-53; Yu, Y et al. (2016) Int Immunopharmacol 38:144-152 ©2023 AKERO THERAPEUTICS. 8

Key Regulatory Designations Based on EFX Therapeutic Profile Fast Track PRIME Breakthrough Therapy (US FDA - 2021) (EMA - 2020) (US FDA - 2022) • Enables expedited • Enables more frequent • Enables enhanced development regulatory interactions to regulatory support resolve development issues • Signifies potential for • Signifies potential to offer a with potential eligibility for substantial improvement major therapeutic advantage priority review over available therapy on over existing treatments or clinically significant • Signifies potential to fill an benefit patients without endpoints unmet medical need treatment options • Based on Phase 2b • Based on Phase 2a • Based on Phase 2a HARMONY data BALANCED data BALANCED data Efruxifermin was the first investigational NASH drug to receive all three designations FDA, Guidance for Industry: Expedited Programs for Serious Conditions – Drugs and Biologics (2014); ©2023 AKERO THERAPEUTICS. 9 European Medicines Agency, Reflection paper on a proposal to enhance early dialogue to facilitate accelerated assessment of priority medicines (PRIME) (Draft 2015)

Evaluating EFX in Patients with F2-F3 Fibrosis STATISTICALLY SIGNIFICANT EFFECTS AFTER 24 WEEKS FIBROSIS IMPROVEMENT FIBROSIS NASH AND IMPROVEMENT RESOLUTION NASH RESOLUTION ©2023 AKERO THERAPEUTICS. 10

HARMONY Trial Design: Pre-Cirrhotic (F2-F3) NASH

Key Inclusion Criteria
- F2-F3 NASH
- NAS ≥4
- Liver Fat (MRI-PDFF) ≥8%

Phase 2b Primary Endpoint
- ≥ 1-stage fibrosis improvement without worsening of NASH

Key Secondary Efficacy Endpoints
- NASH Resolution & No Worsening of Fibrosis
- Fibrosis Markers
- Lipoproteins
- Glycemic Control
- Weight Change
- MRI-PDFF
- Liver Injury Markers



24 Weeks
Long-Term Safety Follow-Up (up to 96 Weeks)
Phase 2b
Screening
Randomization
Placebo
EFX 28mg
EFX 50mg
Placebo
EFX 28mg
EFX 50mg

- ▲ Liver Biopsy
- ● MRI-PDFF

Regulatory Requirements for Phase 3 Trials
- FDA accepts one of two endpoints for Phase 3 registrational trials: (1) Fibrosis improvement ≥1 stage & no worsening of NASH or (2) NASH resolution and no worsening of fibrosis[1]
- EMA requires both endpoints to be met for marketing approval[2]

©2023 AKERO THERAPEUTICS.

[1] FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018)

[2] EMA, Draft Reflection paper on regulatory requirements for the development of medicinal products for chronic non-infectious liver diseases (PBC, PSC, NASH) (2018)

11

Week 24 Patient Disposition & Analysis Sets


Randomized (N=128)
Randomized Not Dosed
EFX (N=2)
Dosed (N=126)
Discontinued Prior to Week 24 (N=11)
Administrative
EFX (N=5)
Placebo (N=1)
Due to AEs
EFX (N=5)
Completed Week 24 (N=115)
Biopsies Not Collected
EFX (N=1); Placebo (N=1)
Biopsies Collected (N=113)
Placebo (N=41)
28mg (N=38)
50mg (N=34)

Key Analysis Sets

Full Analysis Set – All subjects who were randomized

Safety Set – All subjects who received at least one dose of study drug

Biomarker Analysis Set – All subjects who have baseline and on-study biomarker measurement at given timepoint

Primary Endpoint

Liver Biopsy Analysis Set – All subjects who have Baseline and Week 24 liver biopsy results

©2023 AKERO THERAPEUTICS.

12

Baseline Demographics Placebo EFX 28mg EFX 50mg Parameter (Mean) (N=43) (N=42) (N=43) Age (Years) 55 57 52 Sex (% Female) 63 69 53 Weight (kg) 108 104 103 Type 2 Diabetes (%) 65 76 70 1 Fibrosis Stage (% F3) 70 64 63 Enhanced Liver Fibrosis (ELF) Score 9.8 9.7 9.8 2 Pro-C3 (μg/L) 16.5 15.3 18.4 3 Liver Stiffness by VCTE (FibroScan) (kPa) 15 14 16 4 Hepatic Fat Fraction by MRI-PDFF (%) 17.1 18.5 17.5 NAFLD Activity Score (NAS) 5.4 5.1 5.6 Alanine Aminotransferase (ALT) (U/L) 62 50 63 Aspartate Aminotransferase (AST) (U/L) 57 42 52 HbA1c (%) 6.8 6.8 6.7 Triglycerides (mg/dL) 170 158 154 LDL-Cholesterol (mg/dL) 94 96 111 1 2 3 4 All patients either fibrosis stage 2 (F2) or stage 3 (F3); Procollagen 3 N-Terminal Propeptide; Vibration-controlled transient elastography; Magnetic Resonance Imaging Proton Density Fat Fraction ©2023 AKERO THERAPEUTICS. 13

Consensus Reading of Biopsies: Rigorous Approach to Histopathology Based on FDA Input to Minimize Variability Consensus Biopsy Analysis Flow Chart Slides Prepared From Tissue Samples Score 1 Score 2 Key Features of EFX Biopsy Analysis Plan • Biopsies independently scored by two pathologists, with a third pathologist available to adjudicate in absence of consensus Same Score Different Scores • Pathologists underwent protocol-specific training to align on NASH-CRN scoring interpretation Consensus Meeting • Pathologists blinded to subject, treatment, and sequence • No paired biopsy reads (i.e., pre- and on-treatment biopsies not read side-by-side) Consensus Score No Consensus Adjudicated Score Final Score QC’d and Reported to Study Portal ©2023 AKERO THERAPEUTICS. 14

Both EFX Doses Achieved Statistical Significance on Primary Endpoint (Fibrosis Improvement) Fibrosis Improvement ≥1 Stage 1 & No Worsening of NASH at Week 24 60% 50% * * 41 41% % * * 39 39% % 40% 30% 20% 20% 1 Per FDA guidance, this endpoint is defined as: “Improvement in liver fibrosis greater than or equal to one stage (NASH CRN 10% fibrosis score) and no worsening of steatohepatitis (defined as no increase in NAS for ballooning, inflammation, or steatosis)” FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis 0% With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7 Placebo EFX 28mg EFX 50mg 1 N=41 N=38 N=34 * p<0.05, versus placebo (Cochran–Mantel–Haenszel test [CMH]) ©2023 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set 15

EFX Fibrosis Improvement in Context: Pre-Cirrhotic NASH
(≥1 Stage Improvement in Fibrosis and No Worsening of NASH)

akero

akero	89bio	inventiva	Madrigal	Intercept	novo nordisk
Efruxifermin	**Pegozafermin**	**Lanifibranor**	**Resmetirom**	**Obeticholic Acid**	**Semaglutide**
Phase 2b (F2-F3)	Phase 1b/2a (F2-F3)	Phase 2b (F1-F3)	Phase 3 (F1-F3)	Phase 3 (F2-F3)	Phase 2b (F2-F3)
66% F3	65% F3	% F3 Not Reported	62% F3	54% F3	69% F3
24 Wks / Completers[1]	24 Wks / Completers[4]	24 Wks / Completers[2]	52 Wks / ITT[3]	72 Wks / ITT[3]	72 Wks / ITT[3]
Consensus Readers	**Consensus Readers**	Single Reader	**Two Readers** (Combined Statistically)	**Consensus Readers**	**Consensus Readers**



By Reported Effect Size (Treatment Minus Placebo)
EFX Effect Sizes
HARMONY Placebo Rate
20%
39%*
41%*
20%†
21%
Placebo (N=41)
28mg (N=38)
50mg (N=34)
7%
22%***
26%***
15%
19%
Placebo (N=61)
15mg (N=14)
30mg (N=66)
29%
32%
46%*
3%
17%
Placebo (N=62)
0.8g (N=63)
1.2g (N=69)
14%
24%***
26%***
10%
12%
Placebo (N=316)
80mg (N=321)
100mg (N=318)
10%
14%
22%***
4%
12%
Placebo (N=311)
10mg (N=312)
25mg (N=308)
33%
32%
43%
10%
Placebo (N=58)
0.2mg (N=59)
0.4mg (N=56)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[1] Baseline and Week 24 biopsies available; [2] End-of-study biopsy available with no major protocol deviations; [3] Missing biopsies were imputed as non-responders; [4] End-of-study biopsy available.

Pegozafermin - 89Bio (2023) March 22 Corporate Presentation; Lanifibranor - Francque et al. (2021) New Engl J Med 385, 1547–1558; Obeticholic acid - Intercept (2022) July 7 Press Release; Semaglutide - Newsome et al. (2020) New Engl J Med 384, 1113-24; Resmetirom – Madrigal (2022) December 19 Press Release. All trademarks are the property of their respective owners.

† 39.47 - 19.51 = 19.96 * p<0.05, *** p<0.001, versus placebo

©2023 AKERO THERAPEUTICS.

16

Both EFX Doses Achieved Statistical Significance on Key Secondary Endpoint (NASH Resolution)

akero



NASH Resolution
& No Worsening of Fibrosis[1] at Week 24
100%
80%
60%
40%
20%
0%
15%
47%**
76%***
Placebo
N=41
EFX 28mg
N=38
EFX 50mg
N=34

** p<0.01, *** p<0.001, versus placebo (CMH)

[1] Per FDA guidance, this endpoint is defined as: "Resolution of steatohepatitis on overall histopathological reading **and** no worsening of liver fibrosis on NASH CRN fibrosis score. Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis"
FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7

©2023 AKERO THERAPEUTICS.

Source Data: Liver Biopsy Analysis Set

17

EFX NASH Resolution in Context: Pre-Cirrhotic NASH
(NASH Resolution and No Worsening of Fibrosis)

akero

akero	novo nordisk	89bio	inventiva	Madrigal Pharmaceuticals	Intercept
Efruxifermin	Semaglutide	Pegozafermin	Lanifibranor	Resmetirom	Obeticholic Acid
Phase 2b (F2-F3)	Phase 2b (F2-F3)	Phase 1b/2a (F2-F3)	Phase 2b (F1-F3)	Phase 3 (F1-F3)	Phase 3 (F2-F3)
66% F3	69% F3	65% F3	% F3 Not Reported	62% F3	54% F3
24 Wks / Completers[1]	72 Wks / ITT[2]	24 Wks / Completers[4]	24 Wks / Completers[3]	52 Wks / ITT[3]	72 Wks / ITT[2]
Consensus Readers	Consensus Readers	Consensus Readers	Single Reader	Two Readers (Combined Statistically)	Consensus Readers



By Reported Effect Size (Treatment Minus Placebo)
EFX Effect Sizes
HARMONY Placebo Rate
76%***
62%†
47%**
32%
15%
Placebo (N=41)
28mg (N=38)
50mg (N=34)
59%***
42%
36%
19%
17%
Placebo (N=58)
0.2mg (N=59)
0.4mg (N=56)
37%***
35%
23%***
24%
2%
Placebo (N=61)
15mg (N=14)
30mg (N=66)
49%**
26%
40%*
17%
23%
Placebo (N=62)
0.8g (N=63)
1.2g (N=69)
26%***
16%
30%***
20%
10%a
Placebo (N=316)
80mg (N=321)
100mg (N=318)
4%
6%
7%
Placebo (N=311)
10mg (N=312)
25mg (N=308)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[1] Baseline and Week 24 biopsies available; [2] Missing biopsies were imputed as non-responders; [3] End-of-study biopsy available with no major protocol deviations; [4] End-of-study biopsy available.
[a] Modified definition of NASH resolution (requiring ≥2 point reduction in NAS) might lead to lower placebo response rate

Semaglutide - Newsome et al. (2020) New Engl J Med 384, 1113–1124; Pegozafermin - 89Bio (2023) March 22 Corporate Presentation; Lanifibranor - Francque et al. (2021) New Engl J Med 385, 1547–1558; Resmetirom – Madrigal (2022) December 19 Press Release; Obeticholic acid - Intercept (2022) July 7 Press Release. All trademarks are the property of their respective owners.

©2023 AKERO THERAPEUTICS.

† 76.47 - 14.63 = 61.84

* p<0.05, ** p<0.01, *** p<0.001, versus placebo

18

Both EFX Doses Achieved Statistical Significance on Composite Endpoint (Fibrosis Improvement and NASH Resolution)



Fibrosis Improvement
AND NASH Resolution[1] at Week 24
60%
50%
40%
30%
20%
10%
0%
5%
29%**
41%***
Placebo
N=41
EFX 28mg
N=38
EFX 50mg
N=34

** p<0.01, *** p<0.001, versus placebo (CMH)

Patients Achieving Fibrosis Improvement ≥2 Stages and No Worsening of NASH at Week 24

Placebo (N=41)	EFX 28mg (N=38)	EFX 50mg (N=34)
5%	16%	15%

[1] Per FDA guidance, this endpoint is defined as: "Both resolution of steatohepatitis and improvement in fibrosis…. Resolution of steatohepatitis is defined as absent fatty liver disease or isolated or simple steatosis without steatohepatitis and a NAS score of 0–1 for inflammation, 0 for ballooning, and any value for steatosis…. Improvement in liver fibrosis greater than or equal to one stage (NASH CRN fibrosis score)"
FDA Draft Guidance, Noncirrhotic Nonalcoholic Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment (2018), p.7-8

©2023 AKERO THERAPEUTICS.

Source Data: Liver Biopsy Analysis Set

19

Magnitude of Reduction and Normalization of Liver Fat Comparable 1 to Phase 2a BALANCED Study Proportion of Patients Achieving LS Mean Relative Percent Change From Baseline Fat Reduction Thresholds at Week 24 in Liver Fat at Week 24 0% Placebo EFX 28mg EFX 50mg Endpoint -10% (N=42) (N=38) (N=35) -6% -20% Relative Reduction in Liver Fat -30% -40% *** *** ≥50% 2% 63% 77% -50% *** *** - -52% 52% Normalization of -60% Liver Fat Content *** *** - -52% 64% -70% Placebo EFX 28 mg EFX 50mg *** *** ≤5% 2% 34% 51% N=42 N=38 N=35 *** *** p<0.001, versus placebo (ANCOVA) p<0.001, versus placebo (CMH) 1 The Phase 2a BALANCED study was a 12-week randomized clinical trial in patients with F1-F3 NASH ©2023 AKERO THERAPEUTICS. Source Data: MRI-PDFF Analysis Set (All subjects who have Baseline and Week 24 liver fat measurements) 20

Rapid and Sustained Statistically Significant Improvements in Markers of Liver Injury ALT AST LS Mean [SE] Change from Baseline (U/L) LS Mean [SE] Change from Baseline (U/L) Baseline: 50-63 U/L Baseline: 42-57 U/L 10 10 0 0 -2 U/L -3 U/L -2% -4% ** *** -10 -10 *** *** *** *** *** *** *** *** *** -21 U/L *** -20 -20 -22 U/L *** -39% *** -38% -28 U/L -30 *** -30 -33 U/L *** *** -49% *** *** *** -47% *** *** *** *** -40 -40 BLW1 W4 W8 W12 W16 W20 W24 BLW1 W4 W8 W12 W16 W20 W24 Placebo EFX 28 mg EFX 50 mg Placebo EFX 28 mg EFX 50 mg ** *** 1 *** 1 p<0.01, p<0.001, versus placebo (MMRM ) p<0.001, versus placebo (MMRM ) Statistically significant improvements also observed for GGT & ALP 1 Mixed Model Repeated Measures ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set 21

Statistically Significant Reductions in Non-Invasive Markers Reflect Histological Improvement in Fibrosis LS Mean Change From Baseline to Week 24 Pro-C3 (µg/L) ELF Score Liver Stiffness by FibroScan (kPa) 1 0.2 0 +0.1 +0.1 0.1 0 0.0 -1 -0.7 -1 -0.1 -0.2 -2 -2 -0.3 † † -3 - -2.6 2.6 -0.4 -3 -0.5 -4 -0.6 -4 *** *** -5 - -0.6 0.6 -0.7 ** ** *** *** - -4.3 4.3 *** *** - -5.1 5.1 *** *** - -5.2 5.2 - -0.7 0.7 -6 -0.8 -5 1 Placebo EFX 28mg EFX 50mg Placebo EFX 28 mg EFX 50mg Placebo EFX 28 mg EFX 50mg N=40 N=37 N=35 N=42 N=37 N=34 N=42 N=38 N=36 1 1 2 *** p<0.001, versus placebo (MMRM ) *** p<0.001, versus placebo (MMRM ) ** p<0.01, versus placebo (ANCOVA ) † 2 p<0.01, versus baseline (ANCOVA ) 1 2 Mixed Model Repeated Measures; Analysis of Covariance ©2023 AKERO THERAPEUTICS. Source Data: Biomarker Analysis Set (Pro-C3 and ELF); Full Analysis Set (Liver Stiffness) (non-missing values only, no imputation) 22

Treatment-Emergent Adverse Events (TEAE) Placebo EFX 28mg EFX 50mg TEAE Overview (N=43) (N=40) (N=43) TEAE Leading to Death 0 (0%) 0 (0%) 0 (0%) a,b Drug-Related Serious Adverse Event (SAE) 0 (0%) 0 (0%) 1 (2%) c d,e Drug-Related TEAE Leading to Discontinuation 0 (0%) 2 (5%) 2 (5%) Most Frequent (≥15%) Drug-Related TEAEs Placebo EFX 28mg EFX 50mg Diarrhea 6 (14%) 14 (35%) 14 (33%) Nausea 5 (12%) 10 (25%) 14 (33%) Increased Appetite 2 (5%) 7 (18%) 10 (23%) Frequent Bowel Movements 1 (2%) 8 (20%) 0 (0%) Injection Site Erythema 5 (12%) 6 (15%) 7 (16%) Injection Site Bruising 1 (2%) 6 (15%) 3 (7%) a (1) Esophagitis b There were three additional non-drug-related SAEs: (1) Edema; (2) Covid-19; (3) Pancreatitis c (1) Increased appetite & weight gain; (2) diarrhea d (1) Esophagitis & vomiting; (2) Nausea e There was one additional non-drug-related SAE: Lymphadenopathy (not drug-related) ©2023 AKERO THERAPEUTICS. Source Data: Safety Set 23

Clinically Meaningful Improvements Observed in Glycemic Control and Insulin Sensitivity, Particularly in Patients with T2D 2 LS Mean Change From Baseline to Week 24 1 3 HbA1c(%) C-Peptide T2D Subset All T2D Subset All 0.0 0.0 20% 20% +16% 0.0 0.0 15% 15% -0.1 -0.1 +9% 10% 10% -0.2 -0.2 5% 5% 0% 0% -0.3 -0.3 † † -5% -5% - -0 0..3 3 -0.4 -0.4 -10% -10% * * - -0 0..4 4 -15% -15% -0.5 -0.5 ** ** ** ** - -16% 16% * * * * -20% - -17% 17% -20% - -0 0..5 5 - -0 0..5 5 ** ** *** *** -0.6 -0.6 -25% - -22% 22% -25% - -23% 23% 1 1 1 1 Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg N=27 N=28 N=27 N=42 N=37 N=36 N=26 N=28 N=26 N=41 N=37 N=35 * ** *** † p<0.05, versus placebo (MMRM); p<0.05, versus baseline (MMRM) p<0.01, p<0.001, versus placebo (MMRM) 1 2 3 Absolute change from baseline, %; Patients remained on diabetic medications; Relative percent change from baseline ©2023 AKERO THERAPEUTICS. Source Data: Biomarker Analysis Set 24

Substantial Increases Observed in Adiponectin, a Marker of Insulin Sensitizing Action of EFX Adiponectin, LS Mean Change From Baseline at Week 24 (%) 100 *** +91% 90 80 70 60 50 ** +44% 40 30 20 +10% 10 0 Placebo EFX 28mg EFX 50mg N=42 N=36 N=33 ** p<0.01, *** p<0.001, versus placebo (MMRM) Source Data: Full Analysis Set, non-missing values only, no imputation ©2023 AKERO THERAPEUTICS. 25

Statistically Significant Improvements Observed in Lipoprotein Profile LS Mean Change From Baseline to Week 24 (%) Triglycerides LDL Cholesterol Non-HDL Cholesterol HDL Cholesterol +9% 10% 10% 10% 35% +9% +8% *** *** + +30 30% % 8% 30% 6% 5% *** *** + +24 24% % 0% 25% 4% 20% 2% 0% -10% 0% 15% -2% -5% 10% -4% -20% 5% -6% -10% 0% -8% *** *** -25% ** ** ** ** -25% *** *** *** *** - -8 8% % - -8 8% % - -13% 13% - -13% 13% -2% -30% -10% -15% -5% *** *** -29% -29% 1 1 1 Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg Placebo EFX 28mg EFX 50mg N=42 N=35 N=35 N=42 N=35 N=35 N=42 N=35 N=35 N=42 N=35 N=35 *** ** *** *** p<0.01, versus placebo (MMRM) p<0.001, versus placebo (MMRM) p<0.001, versus placebo (MMRM) p<0.001, versus placebo (MMRM) Source Data: Full Analysis Set, non-missing values only, no imputation ©2023 AKERO THERAPEUTICS. 26

Weight Loss Observed for 50mg EFX Dose Group Body Weight, LS Mean Change at Week 24 (kg) 2.0 1.0 0.0 -0.2 -1.0 -0.6 -2.0 -3.0 †† †† - -2. 2.9 9 †† †† (-2.6% ) -4.0 -5.0 1 Placebo EFX 28mg EFX 50mg N=42 N=37 N=36 †† p<0.01, versus baseline (MMRM) Source Data: Full Analysis Set, non-missing values only, no imputation ©2023 AKERO THERAPEUTICS. 27

Cohort D Study Design 12 Weeks Primary Endpoint • Safety & Tolerability Placebo (N=10) Secondary Endpoints Key Inclusion Criteria • MRI-PDFF • Biopsy-confirmed NASH (F1-F3) • Fibrosis Markers a • Stable Dose of GLP-1 • ALT/AST • HbA1c • C-peptide EFX 50mg (N=21) • Lipoproteins • Weight Change Liver Biopsy MRI-PDFF a Approximately two-thirds of randomized patients were on a stable dose of GLP-1 for more than one year; all patients were on a stable dose for at least three months. ©2023 AKERO THERAPEUTICS. 28 Screening

Week 12 Patient Disposition & Key Analysis Sets Randomized (N=32) Randomized Not Dosed Placebo (N=1) Full Analysis Set – All patients who were randomized and received at Dosed (N=31) least one dose of study drug Safety Set - All subjects who received at least one dose of study drug Discontinued Prior to Week 12 (N=2) Withdrawn Nausea Consent EFX (N=1) EFX (N=1) Completed Week 12 (N=29) Placebo EFX 50mg (N=10) (N=19) ©2023 Akero Therapeutics. 29

Baseline Demographics Placebo EFX 50mg Parameter (Mean) (N=10) (N=21) Age (Years) 55 59 Sex (% Female) 90 43 Weight (kg) 96 101 Fibrosis Stage (% F1 / F2 / F3) 40 / 10 / 50 38 / 33 / 29 1 Hepatic Fat Fraction by MRI-PDFF (%) 15 11 2 Pro-C3 (μg/L) 34 33 Enhanced Liver Fibrosis (ELF) Score 9.6 9.2 3 Liver Stiffness by VCTE (FibroScan) (kPa) 12 10 Alanine Aminotransferase (ALT) (U/L) 31 35 Aspartate Aminotransferase (AST) (U/L) 24 26 HbA1c (%) 6.5 7.0 Triglycerides (mg/dL) 171 163 LDL-Cholesterol (mg/dL) 98 73 Statin Use (%) 50 81 1 2 3 Magnetic Resonance Imaging Proton Density Fat Fraction; Procollagen 3 N-Terminal Propeptide; Vibration-controlled transient elastography ©2023 Akero Therapeutics. 30

Concomitant Diabetic Medications at Baseline Placebo EFX 50mg GLP-1s (N=10) (N=21) 60% 43% Semaglutide Dulaglutide 30% 52% Liraglutide 10% 5% 1 Tirzepatide 0% 0% Other Diabetic Medications Placebo EFX 50mg Metformin 70% 76% Insulin 30% 48% SGLT-2 20% 33% Sulfonylureas 20% 24% DPP-IV 0% 10% 1 With one exception, all patients remained on their baseline GLP-1 therapy through Week 12; one patient entered treatment on a stable dose of semaglutide but switched to tirzepatide after the Week 10 visit due to unavailability of semaglutide. ©2023 Akero Therapeutics. Source Data: Safety Analysis Set 31

Primary Endpoint: Comparable Safety and Tolerability Across Both Treatment Groups Treatment-Emergent Adverse Event (TEAE) Placebo EFX 50mg (N=10) (N=21) Overview TEAE Leading to Death 0 (0%) 0 (0%) a Drug-Related Serious Adverse Event (SAE) 0 (0%) 0 (0%) b Drug-Related TEAE Leading to Discontinuation 0 (0%) 1 (5%) Placebo EFX 50mg Most Frequent (≥15%) Drug-Related TEAEs Diarrhea 3 (30%) 4 (19%) Nausea 1 (10%) 7 (33%) Increased Appetite 0 (0%) 5 (24%) Decreased Appetite 2 (20%) 3 (14%) a Two SAEs in the EFX group were not drug related: post-procedural hemorrhage and uterine cancer. b Nausea ©2023 AKERO THERAPEUTICS. Source Data: Safety Analysis Set 32

Significantly Greater Relative Reductions in Liver Fat by MRI-PDFF for EFX Combined with GLP-1 than GLP-1 Alone LS Mean Relative Percent Change From Baseline in Liver Fat at Week 12 0% -10% -10% -20% -30% -40% -50% -60% *** *** -70% -65% Placebo EFX 50mg N=10 N=16 *** 1 p<0.001, versus placebo (ANCOVA ) 1 Analysis of Covariance Source Data: MRI-PDFF Analysis Set (all subjects with baseline and on-study ©2023 AKERO THERAPEUTICS. 33 measurements assessed by MRI-PDFF [N=26]); Topline preliminary data

EFX Liver Fat Reduction in Context: NAFLD & Pre-Cirrhotic NASH

akero



akero
EFX Cohort D
Phase 2b
QW
NASH (F1-F3)
12 Weeks
Pbo 50mg
(N=10)(N=16)
BL LFC¹→
11%
-10%
-65%
akero
EFX BALANCED
Phase 2a
QW
NASH (F1-F3)
12 Weeks
Pbo 50mg
(N=21)(N=20)
18%
0%
-71%
akero
EFX HARMONY
Phase 2b
QW
NASH (F2-F3)
24 Weeks
Pbo 50mg
(N=42)(N=35)
18%
-6%
-64%
89bio
Pegozafermin²
Phase 2b
QW
NASH (F2-F3)
24 Weeks
Pbo² 30mg²
(N=48)(N=44)
>20%³
-14%
-52%
altimmune
Pemvidutide
Phase 1b
QW
NAFLD
24 Weeks
Pbo 2.4mg
(N=19)(N=14)
21%
-14%
-76%
novo nordisk
Liraglutide
Phase 4
QD
T2D/NAFLD
26 Weeks
Pbo 1.2mg
(NA) (N=57)
20%
NA
-33%
novo nordisk
Semaglutide
Phase 1/2
QD
NAFLD
48 Weeks
Pbo 0.4mg
(N=33)(N=34)
18%
-11%
-58%
Lilly
Tirzepatide
Phase 2a
QW
T2D/NAFLD
52 Weeks
Insulin⁴ 15mg
(N=50 (N=53)
17%
-11%
-40%
Madrigal Pharmaceuticals
Resmetirom
Phase 3
QD
NAFLD
52 Weeks
Pbo 100mg
(N=318)(N=321)
18%
-8%
-48%

[1] Baseline Liver Fat Content

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[2] Reported reductions only for subset of patients with liver fat content ≥10% at baseline
[3] Estimated for subset of patients with LFC ≥10% at baseline
[4] Insulin Degludec

Pegozafermin - 89Bio (2023) May 6 Corporate Presentation; Pemvidutide - Altimmune (2023) March Evercore NASH Renaissance Presentation; Liraglutide - Petit et al (2017) J Clin Endocrinol Metab 102(2):407-15; Tirzepatide - Gastaldelli et al (2022) Lancet Diabetes Endocrinol 10(6):P393-406; Resmetirom - Madrigal (2023) May Corporate Presentation; Semaglutide - Flint et al. (2021) Aliment Pharmacol Ther 54(9):1150-61. All trademarks are the property of their respective owners.

©2023 AKERO THERAPEUTICS.

34

More Patients Treated with EFX Combined with GLP-1 Met Higher Thresholds of Liver Fat Reduction and Normalization than GLP-1 Alone Proportion of Patients Achieving Liver Fat Reduction Thresholds at Week 12 ≥ 50% Relative Reduction Normalization of Liver Fat (≤ 5%) ≥ 70% Relative Reduction 100% 100% 100% *** *** 88% 88% 90% 90% 90% 80% 80% 80% 70% 70% 70% ** 56% 60% 60% 60% 50% 50% 50% 40% 40% 40% 30% 30% 30% 20% 20% 20% 10% 10% 10% 10% 0% 0% 0% 0% 0% Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg N=10 N=16 N=10 N=16 N=10 N=16 *** *** 1 ** p<0.001, versus placebo (CMH) p<0.001, versus placebo (CMH ) p<0.01, versus placebo (CMH) In the HARMONY Study, patients whose liver fat was normalized had 3-fold higher odds of achieving NASH Resolution and Fibrosis Improvement 1 Cochran–Mantel–Haenszel test ©2023 Akero Therapeutics. Source Data: MRI-PDFF Analysis Set; Topline preliminary data 35

Greater Reductions in Markers of Fibrosis for EFX Combined with GLP-1 than GLP-1 Alone LS Mean Change From Baseline to Week 12 1 2 Pro-C3 (µg/L) ELF Score Liver Stiffness (kPa) FAST Score 0 0.2 0 0.05 +0.04 +0.1 0.1 0.00 0.0 -1 -0.1 -2 -1.1 -0.05 -0.2 -2 -0.3 -2.7 -0.10 -0.4 -4 -0.5 -3 -0.15 ††† -0.6 -3.0 ** -0.6 *** †† -0.7 -0.16 -5.2 1 -6 -4 -0.20 1 1 1 Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg N=10 N=21 N=10 N=21 N=10 N=21 N=10 N=21 †† 1 ** ††† *** p<0.01, versus baseline (MMRM) p<0.01, versus placebo (MMRM) p<0.001, versus baseline (MMRM) p<0.001, versus placebo (MMRM) 2 Measured by FibroScan 1 Mixed Model Repeated Measures (MMRM) ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 36

Greater Reductions in Markers of Liver Injury for EFX Combined with GLP-1 than GLP-1 Alone ALT AST LS Mean Change from Baseline (U/L) LS Mean Change from Baseline (U/L) Baseline: 31 U/L (Placebo); 35 U/L (EFX) Baseline: 24 U/L (Placebo); 26 U/L (EFX) 2 2 1 0 +1.5 U/L 0 -2 -1 U/L -1 -4 -2 -3 -6 -4 -8 -5.3 U/L * -5 -10 U/L -10 * -6 * * -7 -12 BL WK1 WK4 WK8 WK12 BL WK1 WK4 WK8 WK12 Placebo EFX 50mg Placebo EFX 50mg * * p<0.01, versus placebo (MMRM) p<0.01, versus placebo (MMRM) ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 37

Clinically Meaningful Improvements in HbA1c after Only 12 Weeks 1 HbA1c HbA1c Normalization LS Mean Change in HbA1c Proportion of Patients with 1 From Baseline to Week 12 Normalized HbA1c at Week 12 30% 0.2 0.1 23% 0.0 20% -0.1 -0.2 10% -0.2 -0.3 -0.4 0% ††† ††† -0.5 -0.5 0% 1 1 Placebo EFX 50mg Placebo EFX 50mg 2 2 N=10 N=21 N=4 N=13 ††† 1 p<0.001, versus baseline (MMRM) Normalization of HbA1c defined as an HbA1c of ≥6.5 at baseline and <6.5 at week 12 2 Number of patients with HbA1c ≥6.5 at baseline ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 38

EFX Complements GLP-1 by Increasing Sensitivity to Insulin LS Mean Change From Baseline to Week 12 C-Peptide Insulin Adiponectin 140% 10% 0% ** +1 +129 29% % 120% 0% 100% -10% -3.5% 80% -10% -13% 60% -20% 40% -20% +16% † 20% -22% -26% -30% -30% 0% 1 Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg N=10 N=21 N=10 N=21 N=10 N=21 ** † p<0.01, versus placebo (MMRM) p<0.001, versus baseline (MMRM) ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 39

Much Greater Improvements in Lipids for Patients Treated with EFX in Combination with GLP-1 than GLP-1 Alone LS Mean Percent Change From Baseline to Week 12 Triglycerides Non-HDL Cholesterol Apolipoprotein B LDL Cholesterol HDL Cholesterol *** 0% 0% 0% 0% 40% +38% 35% -4.1% -10% -5% -5% -2% -4.5% 30% -6.8% 25% -20% -10% -10% -4% 20% -30% -15% -15% -6% 15% -6.1% 10% -40% -20% -20% -8% † †† ††† -19% -8.0% 5% +2.5% * *** *** -42% -21% -42% -50% -25% -25% -10% 0% 1 1 1 1 Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg N=10 N=21 N=10 N=21 N=10 N=21 N=10 N=21 N=10 N=21 *** ††† * *** p<0.001, versus placebo p<0.01, versus baseline p<0.05, versus placebo p<0.001, versus placebo (MMRM) (MMRM) (MMRM) (MMRM) ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 40

Weight Loss Maintained for EFX Combined with GLP-1 Body Weight, LS Mean Change at Week 12 (kg) 0.00 -0.25 -0.50 -0.75 -0.8 -1.00 -1.25 -1.2 Placebo EFX 50mg N=10 N=21 ©2023 AKERO THERAPEUTICS. Source Data: Full Analysis Set; Topline preliminary data 41

Cohort D Adds to a Growing Body of Evidence for EFX's Potential as a Cornerstone NASH Treatment

Key Take-Aways

- EFX and GLP-1 have complementary mechanisms of action.
- Addition of EFX to GLP-1 in patients with NASH and type 2 diabetes was well tolerated, without additive GI side effects.
- EFX with GLP-1 showed multiple benefits over GLP-1 alone: reduced markers of liver steatosis, injury and fibrosis with improved glycemic control, dyslipidemia and weight loss maintained.
- The Cohort D EFX profile was comparable to that seen in the previous BALANCED and HARMONY studies with EFX.

Complementing GLP-1

Potential for EFX on Top of GLP-1 to be More Effective than GLP-1 Alone


Normalized Liver Fat
Improved Fibrosis Markers
After 12 Weeks in Cohort D
Improved Lipoprotein Profile
Improved Glycemic Control
Weight Loss Maintained

©2022 AKERO THERAPEUTICS.

42

Evaluating EFX in Patients with Cirrhosis Due to NASH (F4) Building on Encouraging 16-Week Data in Patients with F4 Fibrosis a FIBROSIS NASH 58% or in Phase 2a IMPROVEMENT RESOLUTION Achieved a 7 of 12 (58%) patients treated with EFX 50mg in a 16-week expansion cohort (Cohort C) of the Phase 2a BALANCED study achieved either a one- stage improvement in fibrosis without worsening of NASH or NASH resolution without worsening of fibrosis, compared to 0% of placebo patients ©2023 AKERO THERAPEUTICS. 43

Value of Preventing Progression to & Reversing From Cirrhosis Survival Free of Liver Transplantation 100% 80% F0 ~50% 60% 5-year mortality 50% F1 without liver transplant 40% F2 for F4 patients F3 20% F4 P<0.001 0% Follow-up (years) Angulo, P et al. (2015) Gastroenterology 149:389-397 ©2023 AKERO THERAPEUTICS. 44 Cumulative Survival (%)

Design of Phase 2a Proof-of-Concept Trial for Cirrhotic NASH (F4)


16 WEEKS
Key Inclusion Criteria
Compensated cirrhosis (F4), Child-Pugh Class A
Screening
Randomization
Placebo (n=10)
EFX 50 mg (n=20)
Primary Endpoint
Safety & tolerability
Key Secondary Endpoints
Histology
Fibrosis markers
Glycemic control
Lipoproteins
Liver Biopsy
FibroScan
Fibrosis Biomarkers (ELF, Pro-C3)
* Protocol amended to include voluntary end-of-treatment biopsies

©2023 AKERO THERAPEUTICS.
45

High Rate of Fibrosis Improvement After Only 16 Weeks Among Patients with Cirrhosis (F4 NASH) Fibrosis Improvement ≥1 Stage Without 1,2 Worsening of NASH 40% 33% 30% 20% 4 10% 0% 0% Overall Placebo EFX 50mg n=5 n=12 1 2 No increase in NAS for ballooning, inflammation, or steatosis; Study not powered to assess statistical significance of changes in histological endpoints ©2023 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set, F4 46

EFX Results In Context: Fibrosis Improvement* (F4)

akero



Fc-FGF21
akero
Efruxifermin
16 Wks (Ph2a)
SC Injection
FGF19
ngmBIO
Aldafermin
48 Wks (Ph2b)
SC Injection
ASK-1
GILEAD
Selonsertib
48 Wks (Ph3)
Oral
Peg-FGF21
Bristol Myers Squibb
Pegbelfermin
48 Wks (Ph2b)
SC Injection
GLP-1
novo nordisk
Semaglutide
48 Wks (Ph2b)
SC Injection
GAL-3
Galmed Pharmaceuticals
Belapectin
52 Wks (Ph2b)
Oral
FXR
Intercept
Obeticholic acid
78 Wks (Ph3)
Oral
48 Wks
Increasing dosing duration
78 Wks
0%
33%
Pbo (n=5)
50mg (n=12)
15%
21%
23%
Pbo (n≈40)
1mg (n ≈40)
3mg (n ≈40)
13%
13%
14%
Pbo (n=172)
6mg (n=351)
18mg (n=354)
31%
24%
28%
Pbo (n=39)
20mg (n=37)
40mg (n=39)
29%
11%
Pbo (n=24)
2.4mg (n=47)
2%
7%
5%
Pbo (n=45)
2mpk (n=46)
8mpk (n=41)
10%
11%
12%
Pbo (n~306)
10mg (n~306)
25mg (n~306)

*Includes results from publicly reported NASH studies for single agents in F4 patients reporting either ≥ 1-stage fibrosis improvement (belapectin and simtuzumab) or ≥ 1-stage fibrosis improvement and no worsening of NASH (EFX, selonsertib, Pegbelfermin and obeticholic acid); numerical values represent percent responders

Aldafermin – NGM Bio (2023) May 4 Press Release; Selonsertib – Harrison, SH et al. (2020) J Hepatol 73(1):26-39; Pegbelfermin – Abdelmalek, MF et al. (2021) AASLD Poster LP-8; Semaglutide – Loomba, R et al. (2022) EASL Presentation; Belapectin – Chalasani, N et al. (2020), Gastro 158:1334–45; Obeticholic acid - Intercept (2022) September 30 Press Release

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. No head-to-head clinical trials have been conducted.

©2023 AKERO THERAPEUTICS.

47

NASH Resolution Also Observed in Patients with Cirrhosis (F4 NASH) 1,2 NASH Resolution 30% Change in NAS among Subjects Achieving NASH Resolution 25% EFX Subject Baseline NAS Week 16 NAS 20% A 7 1 B 3 1 C 6 1 3 10% Proportion of Subjects with ≥2 Point NAS Reduction Placebo EFX 50mg 0% 0% 1 (20%) 7 (58%) Overall Placebo EFX 50mg n=5 n=12 1 NAS score of 0 or 1 for lobular inflammation and a score of 0 for ballooning 2 Study not powered to assess statistical significance of histological endpoints ©2023 AKERO THERAPEUTICS. Source Data: Liver Biopsy Analysis Set, F4 48

Improvements in Fibrosis Biomarkers in Patients with Cirrhosis Support Histology Results (F4 NASH) LS Mean Change From Baseline to Week 16 1 Pro-C3 (µg/L) ELF Score Liver Stiffness (kPa) 0 0 0.4 +0.3 0.3 -1 -2 0.2 -2 -1.9 0.1 -4 -3.4 -3 0.0 -0.1 -4 -6 -0.2 -5 -0.3 -8 -6 †† -5.7 -0.4 ** * -0.4 -9.0 -10 -0.5 -7 CFB CFB CFB Placebo EFX 50mg Placebo EFX 50mg Placebo EFX 50mg n=10 n=20 n=10 n=20 n=10 n=20 * ** 1 p<0.05, versus placebo (ANCOVA) p<0.01, versus placebo (ANCOVA) Measured by FibroScan †† p<0.01, versus baseline (ANCOVA) Source Data: Biomarker Analysis Set, F4 (all Cohort C subjects with baseline and interpretable on-study measure of ELF or pro-C3, respectively); Liver Stiffness Analysis Set, F4 (all Cohort C subjects with baseline and interpretable on-study measure of Liver Stiffness); Topline preliminary data ©2023 AKERO THERAPEUTICS. 49

Placebo-Corrected Reductions in Cohort C (F4) Fibrosis Markers Consistent with Magnitude Observed for HARMONY (F2-F3) a b LS Mean Placebo-Corrected Change From Baseline to Week 24 or Week 16 1 Pro-C3 (µg/L) ELF Score Liver Stiffness (kPa) EFX 28mg EFX 50mg EFX 50mg EFX 28mg EFX 50mg EFX 50mg EFX 28mg EFX 50mg EFX 50mg 0.0 0 0.0 -0.1 -0.5 -1.0 -0.2 -1.0 -2.0 -0.3 -1.5 -0.4 -3.0 -2.0 -1.9 -0.5 -2.5 -4.0 -0.6 -3.0 -0.7 -5.0 -0.7 -0.7 -3.5 -0.8 -5.2 -5.3 -0.8 -3.6 -6.0 -5.6 -0.9 -4.0 -3.8 a b HARMONY / EFX 28mg HARMONY study (F2-F3); BALANCED Cohort C (F4) HARMONY / EFX 50mg Cohort C / EFX 50mg HARMONY (F2-F3) Source Data: Biomarker Analysis Set (Pro-C3 and ELF); Full Analysis Set (Liver Stiffness) (non-missing values only, no imputation) ©2023 AKERO THERAPEUTICS. CONFIDENTIAL 50 Cohort C (F4) Source Data: Biomarker Analysis Set (Pro-C3 and ELF); Liver Stiffness Analysis Set, F4

SYMMETRY Trial Design: Cirrhosis Due to NASH (F4) Key Inclusion Criteria Key Secondary Efficacy Endpoints Phase 2b Primary Endpoint • F4 NASH • Fibrosis Improvement • NASH Resolution • Glycemic Control (Cirrhosis reversal) • Fibrosis Markers • Weight Change • Lipoproteins • Liver Injury Markers Long-Term Safety Follow-Up 36 Weeks Placebo Placebo * EFX 28mg EFX * EFX 50mg EFX * Pending finalization of Phase 3 protocol Liver Biopsy Enrollment completed in December 2022 Readout expected in Q4’23 ©2023 AKERO THERAPEUTICS. 51 Phase 2b Screening Randomization

Looking Ahead

Looking Ahead to Phase 2b SYMMETRY Readout in Patients with Cirrhosis and Initiation of Phase 3 SYNCHRONY Studies Phase 2b Phase 3 F2-F3 F1-F3 F4 F2-F3 F1-F3 Patient Population: Cohort D SYNCHRONY SYNCHRONY Real- HARMONY (Expansion of Histology World SYMMETRY) Enrollment Complete; Primary Endpoint Initiation Expected Initiation Expected Status Completed Readout expected Completed in 2H’23 in 2H’23 in 4Q’23 Duration 24 Weeks 12 Weeks 36 Weeks TBD TBD EFX Doses 28, 50mg 50mg 28, 50mg 28, 50mg 28, 50mg Placebo-Controlled üüüüü ©2023 AKERO THERAPEUTICS. 53

Introducing the SYNCHRONY Phase 3 Program Three Planned Parallel Randomized, Placebo-Controlled Clinical Trials • Biopsy confirmed F2-F3 NASH • Non-invasively diagnosed NASH/NAFLD Design to be finalized following • Primary endpoint: ≥ 1-stage fibrosis • Primary endpoint: safety & tolerability SYMMETRY Phase 2b results improvement AND resolution of NASH • 28 and 50mg EFX The duration of and total number of subjects to be enrolled in the SYNCHRONY Histology and Real-World trials are subject to confirmation with the FDA ©2023 AKERO THERAPEUTICS. 54

Supplying API and Drug Product/Device for Phase 3 Drug Substance (API) Drug Product/Device Combination Commercial scale Commercially precedented Released for Phase 3 Released for Phase 3 Comparability demonstrated 1 mL SC weekly injection Self-administered, stable at 2-8ºC ©2023 AKERO THERAPEUTICS. 55

Backup Slides

EFX’s Four Attachment Points to Cellular Surface May Contribute to Stronger Receptor Binding and Enhanced Efficacy EFX Single-chain FGF21 Dimer structure may enable cooperative binding Two independent binding events preclude and enhance avidity effects cooperative binding or avidity effects ©2023 AKERO THERAPEUTICS. 57

Supportive Evidence for EFX’s Cooperative Binding to Cell Surface EFX (bivalent Fc-RGE) Monovalent RGE Monovalent Fc-RGE Monovalent 173-PEG20 association dissociation association dissociation association dissociation association dissociation No chase (labeled ligand removed) Single-chain FGF21 has slower association, Addition of Fc or 20 kDa PEG to single-chain Chase with 10x unlabeled excess faster and more complete dissociation FGF21 analog further slows association FGF21 Analog k (1/[M*s]) k (1/s) K (M) a d D >100-fold tighter binding (K ) of EFX vs. all monovalent D 5 -6 -11 EFX 1.8 x 10 3.3 x 10 1.8 x 10 analogs, i.e., RGE, Fc-RGE, or 173-PEG20: 4 -4 -9 Monovalent RGE 4.7 x 10 1.4 x 10 3.0 x 10 • faster rate of association [k ] AND a 4 -4 -9 Monovalent Fc-RGE 2.1 x 10 1.1 x 10 5.4 x 10 • much slower rate of dissociation [k ] d 4 -5 -9 Monovalent 173-PEG20 1.7 x 10 8.3 x 10 4.8 x 10 ©2023 AKERO THERAPEUTICS. 58 FITC-labeled FGF21 analog binding analysis to the surface of FGFR1c/KLB-expressing HEK293

Single FGF21 chain analogs fused to "half-life extenders" are **15- to 30-Fold** Less Potent than EFX with two FGF21 chains' or "unmodified FGF21"



FGFR1c/KLB signaling
RLU (Arbitrary Units)
100000
80000
60000
40000
20000
0
0.0001
0.001
0.01
0.1
1
10
100
1000
[Agonist], nM
Monovalent RGE
Monovalent Fc-RGE
Bivalent Fc-RGE (EFX)
Monovalent 173-PEG20

	Bivalent Fc-RGE (EFX)	Monovalent RGE	Monovalent Fc-RGE	Monovalent 173-PEG20
Half-life extension	Fc-fusion	minimal	Fc-fusion	20 kDa PEG at residue 173
FGF21-receptor hindrance	N-terminus linked to IgG1 Fc	none	N-terminus linked to IgG1 Fc	20 kDa PEG at residue 173
mol. FGF21 / mol. analog	2	1	1	1
K_D (affinity) on live cells	**.018 nM**	3 nM	5.4 nM	4.8 nM
EC_{50} (potency), cell-based bioassay	0.24 nM	0.52 nM	7.93 nM	16.2 nM

- Monovalent Fc-RGE is **less potent** (higher EC_{50}) and a **partial agonist** (smaller fold induction) than Monovalent RGE
  - *Likely steric hindrance effect due to Fc*
- Adding a second FGF21(RGE) to monovalent Fc-RGE, forming bivalent Fc-RGE (EFX) restores **full agonism** and is **much more potent** (lower EC_{50})
  - *More than overcomes steric hindrance of Fc*
- Addition of 20 kDa PEG at residue 173 appears to maintain **full agonism** but is associated with **lower potency** (higher EC_{50})

©2023 AKERO THERAPEUTICS.

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Potential for Translation from Phase 2 to Phase 3: Fibrosis Improvement Akero Madrigal Madrigal Efruxifermin Resmetirom Resmetirom Phase 2b (F2-F3) Phase 2 (F1-F3) Phase 3 (F1-F3) 66% F3 20% F3 62% F3 1 2 3 24 Wks / Completers 36 Wks / Completers 52 Wks / ITT Consensus Readers Single Reader Two Readers (Combined Statistically) * 41% * 39% EFX 29% Effect † 21% 20% *** 26% Sizes *** 24% 5% 24% 20% 12% 10% 14% HARMONY Placebo Rate Placebo 28mg 50mg Placebo All Placebo 80mg 100mg (N=41) (N=38) (N=34) (N=34) (N=73) (N=316)(N=321)(N=318) 1 2 Baseline and Week 24 biopsies available; Completed 36 weeks of Resmetirom (Phase 2) - Harrison, S et al. (2019) Lancet 394(10213):2012-24; (Resmetirom Note: These data are derived from different clinical trials at 3 treatment and had end-of-study biopsy; Missing biopsies were Phase 3) – Madrigal (2022) December 19 Press Release. All trademarks are the property of different points in time, with differences in trial design and patient imputed as non-responders. their respective owners. populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. † ©2023 AKERO THERAPEUTICS. 39.47 - 19.51 = 19.96 * p<0.05, *** p<0.001, versus placebo 60

Potential for Translation from Phase 2 to Phase 3: NASH Resolution

akero	Madrigal	Madrigal
Efruxifermin	**Resmetirom**	**Resmetirom**
Phase 2b (F2-F3)	Phase 2 (F1-F3)	Phase 3 (F1-F3)
66% F3	20% F3	62% F3
24 Wks / Completers[1]	36 Wks / Completers[2]	52 Wks / ITT[3]
Consensus Readers	Single Reader	**Two Readers** (Combined Statistically)


EFX Effect Sizes
HARMONY Placebo Rate
76% ***
47% **
62%†
32%
15%
Placebo (N=41)
28mg (N=38)
50mg (N=34)
25%
15%
10%
Placebo (N=34)
All (N=73)
26% ***
30% ***
10%a
16%
20%
Placebo (N=316)
80mg (N=321)
100mg (N=318)

Note: These data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

[1] Baseline and Week 24 biopsies available; [2] Completed 36 weeks of treatment and had end-of-study biopsy; [3] Missing biopsies were imputed as non-responders.
[a] Modified definition of NASH resolution (requiring ≥2 point reduction in NAS) might lead to lower placebo response rate

Resmetirom (Phase 2) - Harrison, S et al. (2019) Lancet 394(10213):2012-24; (Resmetirom Phase 3) – Madrigal (2022) December 19 Press Release. All trademarks are the property of their respective owners.

† 76.47 - 14.63 = 61.84

* p<0.05, ** p<0.01, *** p<0.001, versus placebo

©2023 AKERO THERAPEUTICS.

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From BALANCED to HARMONY Endpoints Placebo EFX 28mg EFX 50mg % Responders, Histology and Liver Fat Normalization HARMONY BALANCED HARMONY BALANCED HARMONY Fibrosis improvement ≥ 1 stage and no worsening of NASH 20 46 39 62 41 NASH resolution and no worsening of fibrosis 15 46 47 54 76 Fibrosis improvement AND resolution of NASH 5 31 29 39 41 Normalization of liver fat to ≤5% 5 21 34 45 51 a b a b BALANCED HARMONY BALANCED HARMONY Non-Invasive Tests Pro-C3 (μg/L) -5.3 -5.2 -3.9 -5.3 ELF Score -0.7 -0.7 -0.8 -0.8 Placebo-Adjusted # # LS Mean Liver Stiffness (kPa) n/a -1.9 -3.8 -3.6 Absolute Change Body Weight (kg) -0.2 0.4 -2.2 -2.3 HbA1c, % (T2D subset) 0.1 -0.5 -0.6 -0.6 C-peptide -44.9 -25.2 -42.9 -31.7 Adiponectin 72.8 33.9 92.2 80.8 Liver Fat Content -63.0 -45.5 -70.6 -57.6 ALT -41.2 -34.1 -50.8 -43.6 Placebo-Adjusted LS Mean AST -40.1 -37.6 -45.5 -47.4 Relative Change (%) Triglycerides -43.0 -34.0 -51.4 -37.2 LDL Cholesterol -15.6 -16.9 -2.1 -16.2 Non-HDL Cholesterol -20.6 -20.2 -13.1 -20.7 HDL Cholesterol 29.8 25.8 34.6 32.1 a b # Change from baseline to week 12 (ELF, Liver Fat) or week 16 (all other endpoints); Change from baseline to Week 24; Change in Liver Stiffness in BALANCED was only assessed in Cohort C in patients with cirrhotic NASH ©2023 AKERO THERAPEUTICS. 62

High Level of Consistency Across Four Clinical Studies of EFX EFX 50mg EFX 50mg EFX 50mg EFX 50mg 1 2 3 4 BALANCED Cohort C HARMONY Cohort D Endpoints Non-Invasive Tests F1-F3 F4 F2-F3 F1-F3 16 Weeks 16 Weeks 24 Weeks 12 Weeks Pro-C3 (μg/L) -4.7 -9.5 -5.2 -5.2 ELF Score -0.7 -0.4 -0.7 -0.6 LS Mean Liver Stiffness (kPa) NT -5.7 -4.3 -3.0 Absolute Change Body Weight (kg) -1.7 -2.2 -2.9 -1.2 HbA1c, % (T2D Patients Only) -0.6 -0.5 -0.5 -0.5 Insulin -16 -48 NT -26 C-peptide -22 -20 -23 -22 Adiponectin +80 +95 +91 +129 Liver Fat Content -71 NT -64 -65 ALT -51 -22 -47 -24 AST -44 -26 -49 -17 LS Mean Relative Change (%) Triglycerides -48 -40 -29 -42 Non-HDL Cholesterol -15 -14 -13 -19 Apolipoprotein B -12 -11 -3.9 -21 LDL Cholesterol -2.3 -8 -8 -8 HDL Cholesterol +39 +33 +30 +38 1 2 3 4 Change from baseline (CFB) to week 12 (ELF, Liver Fat) or week 16 (all other endpoints); CFB to week 16; CFB to Week 24; CFB to Week 12 NT = Not Tested Note: These data are derived from different clinical trials with differences in patient populations, study duration, trial design, baseline demographics, and placebo rates. ©2023 AKERO THERAPEUTICS. 63

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